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                                                                    EXHIBIT 99.2


FOR IMMEDIATE RELEASE
JULY 27, 1999

UNION PACIFIC RESOURCES GROUP INC. REPORTS $15 MILLION PROFIT IN SECOND QUARTER,
                           $58 MILLION IN FIRST HALF

FORT WORTH, Texas -- Union Pacific Resources Group Inc. (NYSE: UPR) today announced net income for the second quarter of $15.3 million from continuing operations, or $.06 per share, compared to a loss of $33.8 million, or $.13 per share, in the same quarter last year. Discretionary cash flow totaled $250.6 million in the quarter, or $1.00 per share, and $506.4 million, or $2.03 per share for the first half of the year. The Company completed the first half of 1999 with overall income from continuing operations of $57.6 million, or $.23 per share, contrasted with last year's first half loss of $9.1 million, or $.03 cents per share.

     UPR reduced expenses by an impressive 30 percent overall in the second quarter versus the same quarter last year. Cash operating costs - production and general and administrative costs, excluding non-recurring items - declined by $41.9 million, or $.05 per thousand cubic feet of gas equivalent (MCFE). The debt reduction program begun in 1998 produced an interest expense decline of $22.3 million in the second quarter and the Company's strategy of concentrating on lower-risk, high-return development projects in 1999 resulted in a $41 million reduction in exploration costs in the quarter. UPR's cost

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reduction successes, combined with after-tax income of $25.3 million from non-recurring items and foreign currency exchange gains, helped the Company achieve a profitable second quarter.

     Production volumes averaged 2.2 billion cubic feet equivalent per day (BCFED), compared to last year's second quarter rate of nearly 2.8 BCFED. Volumes were on track with Company expectations but lower than last year's rate due to two factors: the sale of exploration and production assets beginning in mid-1998, and the Company's scaled-back drilling program. Second quarter prices for oil, gas and natural gas liquids of $1.71 per MCFE were nearly even with last year's second quarter average of $1.72. An increase in the price of oil, from last year's second quarter average of $10.27 per barrel to this year's $12.03, was offset by a decline in gas prices, from $1.80 per MCF to $1.58.

     "We are very pleased with the progress of our 1999 plan to lower operating costs and reduce debt," UPR Chairman, President and CEO George Lindahl III said. "We spent only 36 percent of our annual capital budget in the first half because of concern over commodity prices, yet we were able to hit our second quarter and first half volume targets. That is proof of the quality of the prospects we are drilling and of our improved returns. We expect to see similar results as we ramp up our drilling activity in the second half. We have many promising exploration and production projects in which to invest the remainder of our 1999 capital budget of $500 million, while also contributing excess cash flow to debt reduction, as planned."


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     UPR's Board of Directors elected Lindahl Chairman, President and CEO on
July 15, 1999, replacing Jack Messman who announced his retirement from UPR. Lindahl had been UPR's President and Chief Operating Officer since 1996.

     Turning to operations, Lindahl said that, "The UPR drilling machine is picking up steam. We had some terrific successes in the second quarter, most notably the completion of the Rock Island 4H well in southwest Wyoming's Frontier formation. We also added two great wells, the Dierking 1H and the Theldick 1H, to a long list of successes in the Deep Giddings area of the Texas Chalk. And in Canada, we are nearly two-thirds of the way through our 260-well shallow-gas development program in the Hatton field.

     "Looking ahead," Lindahl continued, "we plan to have around two dozen rigs working for the rest of the year, up from an average of 14 in the second quarter. We expect to spud three more Frontier horizontal wells, continue our drilling program in the Deep Giddings and complete the Hatton field project in Canada."

     Some other highlights of UPR's domestic drilling plan for the rest of the year include: several high-impact exploratory drilling prospects in South Louisiana, in-filling of the Masters Creek field, spudding of the next Gomez well in the deepwater Gulf of Mexico, and a drilling and recompletion program on the Gulf of Mexico Shelf. In Guatemala, the Company plans to drill two exploratory wells and two horizontal development wells.


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     Union Pacific Resources is one of the nation's largest independent oil and gas exploration and production companies. Based in Fort Worth, Texas, UPR has been the #1 domestic driller for the past seven years.

                  THIS PRESS RELEASE, OTHER THAN HISTORICAL FINANCIAL INFORMATION, CONTAINS FORWARD LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES INCLUDING PLANNED CONSTRUCTION AND DRILLING ACTIVITY, EXPECTED PRODUCTION EFFORTS AND VOLUMES AND BUDGETED CAPITAL EXPENDITURES AND OTHER RISKS AND UNCERTAINTIES DETAILED IN THE COMPANY'S SEC REPORTS, INCLUDING THE REPORTS ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AND FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 1999. ACTUAL RESULTS MAY VARY MATERIALLY.


Media Contact:                                            Investor Contact:
Daniel J. Sullivan                                        Patrick Mooney
Director, Public Affairs                                  VP, Investor Relations
817-321-6527                                              (817) 321-7169

                                                          David Larson
                                                          (817) 321-7294

                              Internet:www.upr.com


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
                       UNION PACIFIC RESOURCES GROUP INC.
                              STATEMENTS OF INCOME
                          FOR THE PERIOD ENDED JUNE 30
                    (DOLLARS IN MILLIONS, EXCEPT WHERE NOTED)


                                                                           SECOND QUARTER                 SIX MONTHS
                                                                     ---------------------------  ---------------------------
                                                                           1999        1998             1999         1998
                                                                     ---------------------------  ---------------------------
       Operating revenues:
          Oil and gas operations:
                Producing properties                                 $      343.2    $     437.7  $       662.2    $    801.9
                Other oil and gas revenues                                   12.8           27.4           76.7          31.1
                                                                     ------------    -----------  -------------    ----------
                    Total oil and gas operations                            356.0          465.1          738.9         833.0
          Minerals                                                           30.7           36.6           62.9          76.7
                                                                     ------------    -----------  -------------    ----------
                Total operating revenues                                    386.7          501.7          801.8         909.7
                                                                     ------------    -----------  -------------    ----------

       Operating expenses:
          Production                                                         93.2          128.7          183.7         224.0
          Exploration                                                        53.5           94.5          105.1         150.6
          Minerals                                                            0.1            0.6            0.5           1.3
          Depreciation, depletion and amortization                          185.2          266.5          368.4         440.8
          General and administrative                                         30.9           24.6           46.5          45.0
          Restructuring charge                                                 --             --           14.5            --
                                                                     ------------    -----------  -------------    ----------
                 Total operating expenses                                   362.9          514.9          718.7         861.7

       Operating income                                                      23.8          (13.2)          83.1          48.0

       Other income - net                                                    21.3           14.0           32.7          15.3
       Interest expense                                                     (50.7)         (73.0)        (115.0)       (107.0)
                                                                     ------------    -----------  -------------    ----------

       Income before income taxes                                            (5.6)         (72.2)           0.8        (43.7)
       Income tax expense (benefit)                                         (20.9)         (38.4)         (56.8)       (34.6)
                                                                     ------------    -----------  -------------    ----------

       Income from continuing operations                                     15.3          (33.8)          57.6         (9.1)
       Income (loss) from discontinued operations - net of tax                 --           16.5          (23.8)        23.0
       Gain on sale of discontinued operations - net of tax                    --             --          157.0          --
                                                                     ------------    -----------  -------------    ----------
       Net income                                                    $       15.3    $     (17.3) $       190.8    $    13.9
                                                                     ============    ===========  =============    =========


       Per Share:
       Income from continuing operations-basic and diluted           $       0.06    $     (0.13) $        0.23    $   (0.03)
       Net Income -basic and diluted                                 $       0.06    $     (0.07) $        0.77    $    0.06
       Average shares outstanding (millions) basic                          249.1          247.6          248.9        247.6
       Average shares outstanding (millions) diluted                        249.4          247.6          249.0        247.6


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
                       UNION PACIFIC RESOURCES GROUP INC.
                        STATEMENTS OF FINANCIAL POSITION
                              (DOLLARS IN MILLIONS)

                                     ASSETS


                                                                            AS OF            AS OF
                                                                           JUNE 30        DECEMBER 31
                                                                            1999             1998
                                                                     ----------------- -----------------
       Current assets:
            Cash and temporary investments                           $           24.9  $            8.8
            Accounts receivable                                                 313.6             261.0
            Inventories                                                          55.6              64.6
            Other current assets                                                113.1             107.0
                                                                     ----------------- -----------------
                   Total current assets                                         507.2             441.4
                                                                     ----------------- -----------------

       Properties - net:                                                      5,761.4           6,093.3

       Intangible and other assets                                              174.2             180.8
       Net assets of discontinued operations                                       --             926.9
                                                                     ----------------- -----------------
                   Total assets                                      $        6,442.8  $        7,642.4
                                                                     ================  ================


                                              LIABILITIES AND SHAREHOLDERS' EQUITY


       Current liabilities:
           Accounts payable                                          $          207.9  $          270.5
           Advanced payment                                                     107.2                --
           Accrued taxes payable                                                236.4              64.9
           Other current liabilities                                            231.0             157.5
           Short-term debt                                                        3.0             853.8
                                                                     ----------------- -----------------
                 Total current liabilities                                      785.5           1,346.7

       Long-term debt                                                         3,029.7           3,744.9
       Deferred income taxes                                                  1,227.9           1,291.6
       Other long-term liabilities                                              526.8             531.0
       Common shareholders' equity                                              872.9             728.2
                                                                     ----------------- -----------------
                 Total liabilities and shareholders' equity          $        6,442.8  $        7,642.4
                                                                     ================  ================



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
                       UNION PACIFIC RESOURCES GROUP INC.
                            STATEMENTS OF CASH FLOWS
                          FOR THE PERIOD ENDED JUNE 30
                              (DOLLARS IN MILLIONS)


                                                                 SECOND QUARTER          SIX MONTHS
                                                               --------  --------  ----------  ----------
                                                                 1999      1998       1999        1998
                                                               --------  --------  ----------  ----------
Cash provided by operations:
    Net income                                                 $   15.3  $  (17.3) $    190.8  $     13.9
          (Income) loss from discontinued operations                 --     (16.5)       23.8       (23.0)
          Gain on sale of discontinued business - net                --       --       (157.0)         --
                                                               --------  --------  ----------  ----------
    Net income from continuing operations                          15.3     (33.8)       57.6        (9.1)
    Depreciation, depletion and amortization                      185.2     266.5       368.4       440.8
    Exploration expenses                                           53.5      94.5       105.1       150.6
    Deferred taxes                                                 (3.4)    (34.1)      (24.7)      (54.9)
                                                               --------  --------  ----------  ----------
         Discretionary cash flow                                  250.6     293.1       506.4       527.4
     Working capital changes and other                           (123.5)    104.1      (157.6)      213.3
                                                               --------  --------  ----------  ----------
Cash provided by operations                                       127.1     397.2       348.8       740.7
                                                               --------  --------  ----------  ----------

Cash used by investing activities:
    Capital and exploratory expenditures                          (70.0)   (405.1)     (180.8)     (853.2)
    Acquisition of Norcen                                            --     (11.1)         --    (2,634.3)
    Proceeds from sales of assets                                  22.4      44.3       222.6        50.3
    Proceeds from sales of discontinued operations                   --        --     1,359.1          --
    Cash provided (used) by discontinued operations               (35.0)    325.3      (204.5)      236.6
    Proceeds from sale of investments                                --      48.4          --        48.4
    Other investing activities--  net                                --      (6.4)         --          --
                                                               --------  --------  ----------  ----------
Cash provided (used) by investing activities                      (82.6)     (4.6)    1,196.4    (3,152.2)
                                                               --------  --------  ----------  ----------

Cash provided by financing activities:
    Dividends paid                                                (12.4)    (12.4)      (24.8)      (24.8)
    Debt financing - net                                          (96.8)   (327.6)   (1,569.7)    2,488.5
    Repurchase of common stock                                     (9.4)       --        (9.5)      (21.6)
    Other financings-- net                                        (72.3)      7.3        74.9         2.9
                                                               --------  --------  ----------  ----------
Cash provided (used) by financing activities                     (190.9)   (332.7)   (1,529.1)    2,445.0
                                                               --------  --------  ----------  ----------

Net change in cash and temporary investments                   $ (146.4) $   59.9  $     16.1  $     33.5
                                                               ========  ========  ==========  ==========



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
                        UNION PACIFIC RESOURCES GROUP INC
                           VOLUME AND PRICE STATISTICS
                          FOR THE PERIOD ENDED JUNE 30


                                                                          SECOND QUARTER              SIX MONTHS
                                                                        1999        1998(a)       1999       1998(a)
                                                                     -----------  -----------  ----------  -----------
       Average daily production:
          Natural gas:  (Mmcfd)
                United States                                            1,026.1      1,210.8     1,034.4      1,175.4
                Canada                                                     277.2        365.1       276.7        250.2
                Other International                                          8.3         10.8         8.2          7.3
                                                                     -----------  -----------  ----------  -----------
                    Total                                                1,311.6      1,586.7     1,319.3      1,432.9

          Natural gas liquids:  (Mbbld)
                United States                                               26.8         33.3        24.5         31.6
                Canada                                                       1.6          4.8         2.0          3.9
                                                                     -----------  -----------  ----------  -----------
                    Total                                                   28.4         38.1        26.5         35.5

          Crude oil:  (Mbbld)
                United States                                               45.4         66.8        46.7         64.3
                Canada                                                      28.0         45.8        29.6         31.9
                      Heavy oil                                             11.5         18.0        12.1          9.1
                      Light oil                                             16.5         27.8        17.5         22.8
                Guatemala                                                   22.7         25.8        22.3         18.2
                Venezuela                                                   19.5         19.3        20.0         12.8
                Other International                                          4.0          4.6         4.3          3.4
                                                                     -----------  -----------  ----------  -----------
                    Total                                                  119.6        162.3       122.9        130.6

          Total production  (Mmcfed)                                     2,199.6      2,788.8     2,215.6      2,429.8

       Average sales prices:
          Natural gas:  (per Mcf)
                United States                                        $      1.62  $      1.96  $     1.64  $      2.00
                Canada                                                      1.45         1.29        1.46         1.32
                Other International                                         1.08         1.06        1.09         1.08
                    Total                                                   1.58         1.80        1.60         1.87

          Natural gas liquids:  (per Bbl)
                United States                                               9.35         7.97        8.57         8.85
                Canada                                                      8.09         5.47        6.90         5.29
                    Total                                                   9.28         7.66        8.45         8.45
          Crude oil:  (per Bbl)
                United States                                              13.77        12.74       12.54        13.62
                Canada                                                     10.60         9.12        8.81         9.16
                      Heavy oil                                             9.33         3.86        7.71         4.15
                      Light oil                                            11.49        12.54        9.58        12.42
                Guatemala                                                  12.00         7.44       10.51         6.95
                Venezuela                                                   9.57         8.39        9.45         8.60
                Other International                                        14.25         9.65       12.05        10.94
                    Total                                                  12.03        10.27       10.76        11.04

          Total sales price per Mmcfed                               $      1.71   $     1.72   $     1.65  $     1.82

(a) Includes volumes associated with properties sold.


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                       UNION PACIFIC RESOURCES GROUP INC.
                                OTHER INFORMATION
                                  AS OF JUNE 30
                    (DOLLARS IN MILLIONS, EXCEPT WHERE NOTED)


                                            SECOND QUARTER               SIX MONTHS
                                          1999          1998         1999         1998
                                        ---------    ----------    ---------    ---------
Discretionary cash flow                 $   250.6    $    293.1    $   506.4    $   527.4
Discretionary cash flow - per share     $    1.00    $     1.18    $    2.03    $    2.13

Unit costs:  (per Mcfe)
       Production costs                 $    0.47    $     0.51    $    0.46    $    0.51
       DD&A                                  0.92          1.04         0.91         1.00
       General and administrative            0.15          0.10         0.12         0.10

Segment operating income:
      E&P                               $    25.6    $   ( 23.1)   $    84.7    $    20.2
      Minerals                               30.6          36.0         62.4         75.4
      Corporate                             (32.4)       ( 26.1)       (64.0)       (47.6)
                                        ---------    ----------    ---------    ---------
Total operating income                  $    23.8    $   ( 13.2)   $    83.1    $    48.0
                                        =========    ===== ====    =========    =========


                                                                                        DISCRETIONARY
                                                                PRE TAX     AFTER TAX     CASH FLOW
                                                                -------     ---------     ---------
Non-recurring and significant items for second quarter 1999
      Foreign currency gains (other income - net)               $  20.5      $  31.5      $  20.5
      Restricted stock acceleration (production expense)           (3.0)        (2.5)        (2.5)
      Restricted stock acceleration
               (general & administrative expense)                  (9.7)        (7.9)        (7.9)
      Columbia Gas Transmission - settlement payment
               (other oil and gas revenue)                          6.4          4.2          6.4
                                                                -------      -------      -------
Total non-recurring items and significant items                 $  14.2      $  25.3      $  16.5
                                                                =======      =======      =======





Note:
Second quarter exploration expense of $53.5 million includes the dry hole expense for the Venezuelan Delta Centro well.


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